UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2007

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)


          Indiana                     1-5672                    13-5158950
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

                4 West Red Oak Lane
               White Plains, New York                 10604
               (Address of principal                (Zip Code)
                 executive offices)


       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencementcommunications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.02         Results of Operations and Financial Condition

Item 7.01         Regulation FD Disclosure

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is information on the results of operations for ITT Corporation for the second quarter 2007 and the Company's fiscal year 2007 earnings per share and revenue guidance and other forward-looking statements relating to 2007 as presented in a press release dated July 27, 2007. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01         Other Events

The Company also announced completion of the sale of its Switches business to Littlejohn & Co. LLC, which divestiture was first announced in May 2007.

Item 9.01.        Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated July 27, 2007.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ITT CORPORATION


                                        By:     /s/ Kathleen S. Stolar
                                                --------------------------------
                                                Kathleen S. Stolar

                                        Its:    Vice President, Secretary
                                                and Associate General Counsel


Date: July 27, 2007